Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of July 12, 2011, by and between Comstock Homebuilding Companies, Inc., a Delaware corporation (the “Issuer”), and BridgeCom Development I, LLC, a Delaware limited liability company (“BDI”).

1. Definitions.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means shares of the Issuer’s common stock, par value $0.01 per share.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Investor” means BDI or any transferee or assignee of any Registrable Securities to whom BDI assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and who is an assignee of registration rights pursuant to Section 10.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the Warrant Shares and any capital stock of the Issuer issued or issuable with respect to the Warrant Shares including, without limitation, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, provided that Registrable Securities shall not include any securities that may be sold during the next 90 days pursuant to Rule 144 or that could have been sold during such period if the Warrant Shares had been acquired pursuant to a “Net Issue Election” in accordance with Section 3 of the Warrant. Registrable Securities shall cease to be Registrable Securities when a registration statement with respect to the sale of such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been disposed of pursuant to such registration statement.

“Registration Expenses” means, with respect to any registration demanded pursuant to Section 2 hereof, all expenses relating to the Issuer’s compliance with Section 2, as applicable, with respect to such registration, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Issuer, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, FINRA fees, transfer taxes, fees of transfer agents and registrars and, to the extent not exceeding $15,000 in the aggregate, the reasonable fees of, and disbursements incurred by, Investor Counsel.

“Registration Statement” means each Demand Registration Statement or Resale Registration Statement (in each case as defined below) required to be filed hereunder, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

“Warrant” means that certain Common Stock Warrant dated of even date herewith issued by the Issuer to BDI.

2. Registration.

(a) Demand Registration.

i. At any time and from time to time, BDI may make a written demand for one underwritten registration of all or part of its Registrable Securities under the Securities Act (any such registration, a “Demand Registration” and the registration statement relating thereto, a “Demand Registration Statement”). Any demand for a Demand Registration shall specify the number of shares of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Issuer will notify all other Investors who are holders of Registrable Securities of the demand, and each such other Investor who wishes to include all or a portion of such Investor’s Registrable Securities in the Demand Registration (each such holder including shares of Registrable Securities in such registration, a “Demanding Holder”) shall so notify the Issuer within fifteen (15) days after the receipt by such holder of the notice from the Issuer. Upon any such request, the Issuer will use its reasonable best efforts to effect, as promptly as practicable, the registration under the Securities Act of the Registrable Securities which the Issuer has been so requested to register, subject to Sections 2(a) (iii), 3(a)(iv), 3(a)(v) and 6(c). All Demanding Holders proposing to distribute their securities through such underwriting shall complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements (with the Underwriter or Underwriters selected for such underwriting by the Issuer (in the case of an offering in which the Issuer does not intend to offer any of its capital stock for sale, with the consent of BDI, such consent not to be unreasonably withheld)) and other documents reasonably required under the terms of the applicable underwriting arrangements and shall take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities included in such underwriting.

ii. A registration will count as a Demand Registration if (A) the Registration Statement is filed with the Commission with respect to such Demand Registration and has been declared effective, (B) the Registration Statement is withdrawn after filing at the request of a majority-in-interest of the Demanding Holders or (C) the Registration Statement is withdrawn prior to filing at the request of majority-in-interest of the Demanding Holders and the Demanding Holders fail to reimburse the Issuer for the Registration Expenses incurred by the Issuer in connection therewith within 30 days of receipt of a reasonably detailed invoice therefor; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders thereafter elect to continue the offering; provided, further, that the Issuer shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

iii. If in the sole discretion of the managing Underwriter or Underwriters the registration of all, or part of, the Registrable Securities which BDI and any other Investors requested to be included would adversely affect such public offering, then the Issuer shall be required to include in the underwriting only that number of Registrable Securities, if any, which the managing Underwriter or Underwriters believe may be sold without causing such adverse effect. If the number of Registrable Securities to be included in the underwriting in accordance with the foregoing is less than the total number of shares which BDI and such other Investors have requested to be included, then BDI and such other Investors shall participate in the underwriting pro rata based upon their total ownership of Registrable Securities. Any such limitation shall be imposed in such manner so as to avoid any diminution in the number of shares the Issuer may register for sale by giving first priority for the shares to be registered for issuance and sale by the Issuer and the Underwriter, and by giving second priority for the shares to be registered for sale by BDI and the other Investors.

iv. If BDI disapproves of the terms of any underwriting or is not entitled to include all of its Registrable Securities in such underwritten offering, BDI may elect to withdraw from such offering by giving written notice to the Issuer and the Underwriter or Underwriters of its request to withdraw prior to the filing of the Registration Statement. If BDI withdraws from a proposed offering relating to a Demand Registration because it is not entitled to include all of its Registrable Securities in such underwritten offering due to the inclusion of securities to be sold for the account of the Issuer, then such registration shall not count as a Demand Registration. No other withdrawal by an Investor from a proposed offering relating to a Demand Registration shall cause such registration not to count as a Demand Registration except for a Registration Statement that is withdrawn prior to filing at the request of majority-in-interest of the Demanding Holders and as to which the Demanding Holders reimburse the Issuer for the Registration Expenses incurred by the Issuer in connection therewith within 30 days of receipt of a reasonably detailed invoice therefore.

(b) Resale Registrations.

i. At any time and from time to time, BDI may make two (2) separate requests in writing that the Issuer register the resale of any or all of its Registrable Securities on Form S-3 or any similar short-form registration which may be available at such time (“Form S-3”) (any such registration, a “Resale Registration” and the registration statement relating thereto, a “Resale Registration Statement”); provided, however, that the Issuer shall not be obligated to effect such request through an underwritten offering. Upon receipt of such written request, the Issuer will promptly give written notice of the proposed registration to all other Investors who are holders of Registrable Securities, and use its reasonable best efforts to, as soon as practicable thereafter, effect the registration of all or such portion of BDI’s Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Investor joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Issuer (each such holder including shares of Registrable Securities in such registration also, for purposes of this Agreement, a “Demanding Holder”); provided, however, that the Issuer shall not be obligated to effect any such registration pursuant to this Section 2(b) if Form S-3 or any similar short-form registration statement is not available for such offering. Registrations effected pursuant to this Section 2(b) shall not be counted as a Demand Registration effected pursuant to Section 2(a).

ii. A registration will count as a Resale Registration if (A) the Registration Statement is filed with the Commission with respect to such Resale Registration and has been declared effective, (B) the Registration Statement is withdrawn after filing at the request of a majority-in-interest of the Demanding Holders or (C) the Registration Statement is withdrawn prior to filing at the request of majority-in-interest of the Demanding Holders and the Demanding Holders fail to reimburse the Issuer for the Registration Expenses incurred by the Issuer in connection therewith within 30 days of receipt of a reasonably detailed invoice therefor; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Resale Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Resale Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders thereafter elect to continue the offering; provided, further, that the Issuer shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Resale Registration or is terminated.

(c) Piggy-Back Registrations.

i. At any time and from time to time after the date of this Agreement, whenever the Issuer proposes to file a Registration Statement (other than a Registration Statement on Form S-4 or Form S-8 or any successor forms or a Registration Statement that does not contemplate a distribution of the securities being registered on a firmly underwritten basis), the Issuer will prior to such filing, (i) give written notice of such proposed filing to BDI and the other Investors who are holders of Registrable Securities, as soon as practicable but in no event less than twenty (20) days before the anticipated filing date, which notice shall describe the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering and the type and estimated number of shares available to be included by way of piggyback registration, and (ii) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such holders may request in writing within ten (10) days following receipt of such notice (a “Piggy-Back Registration”). Subject to Section 2(c)(ii), the Company shall permit such Registrable Securities to be included in such registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements (with the Underwriter or Underwriters selected for such underwriting by the Issuer) and other documents reasonably required under the terms of the applicable underwriting arrangements and shall take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities included in such underwriting.

ii. If in the sole discretion of the managing Underwriter or Underwriters, if any, of a Piggy-Back Registration, the offering of all, or part of, the Registrable Securities which BDI and any other Investors requested to be included would adversely affect such offering, then the Issuer shall be required to include in the underwriting only that number of Registrable Securities, if any, which the managing Underwriter or Underwriters believe may be sold without causing such adverse effect. If the number of Registrable Securities to be included in the underwriting in accordance with the foregoing is less than the total number of shares which BDI and such other Investors have requested to be included, then BDI and such other Investors shall participate in the underwriting pro rata based upon their total ownership of Registrable Securities. Any such limitation shall be imposed in such manner so as to avoid any diminution in the number of shares the Issuer may register for sale by giving first priority for the shares to be registered for issuance and sale by the Issuer and the Underwriter, and by giving second priority for the shares to be registered for sale by BDI and the other Investors.

iii. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Issuer of such request to withdraw prior to the filing of the Registration Statement. The Issuer may elect to withdraw a registration statement at any time prior to the effectiveness of the Registration Statement.

3. Registration Procedures.

(a) Filings; Information. Whenever the Issuer is required to effect the registration of any Registrable Securities pursuant to Section 2, the Issuer shall use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

i. Filing Registration Statement. In the case of a Registration Statement filed pursuant to Section 2(a) or (b), the Issuer shall, as expeditiously as possible prepare and file with the Commission a Registration Statement on Form S-3 or any similar short-form registration statement which may be available at such time, or, solely in connection with a Demand Registration, if such form may not be used by the Issuer, on any form for which the Issuer then qualifies and which shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof. The Issuer shall use its reasonable best efforts to cause any Demand Registration to become and remain effective for the period of not less than 120 days (or, if earlier, until such time as an amendment containing new audited financial statements would be required to be filed to keep the Registration Statement effective) and to cause any such Resale Registration to become and remain continuously effective for three years after filing, in each case so long as any Registrable Securities are covered thereby, provided that each of the foregoing periods shall be extended by the number of days the applicable registration is suspended by reason of a Corporate Development pursuant to Section 6(c). Notwithstanding the foregoing, in the event a demand for a Demand Registration or a Resale Registration is made prior to June 24, 2012, the filing of the Demand Registration Statement or Resale Registration Statement, as applicable, may be deferred until June 24, 2012.

ii. Copies. The Issuer shall, prior to filing each Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to BDI and a single legal counsel (appointed by a majority-in-interest of the Demanding Holders, in the case of a Demand Registration or Resale Registration, and otherwise by BDI or its designee) representing the Investors including Registrable Securities in the applicable registration (“Investor Counsel”), copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein to the extent not previously filed), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as BDI or Investor Counsel may request in order to facilitate the disposition of the Registrable Securities owned by such holders.

iii. Amendments and Supplements. Subject to the provisions of Section 3(a)(i) hereof, the Issuer shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement (which period shall be automatically extended to include any period during which any such disposition is interfered with by any stop order or injunction of the Commission or any governmental agency or court) or such securities have been withdrawn.

iv. Notification. After the filing of each Registration Statement, the Issuer shall promptly, and in no event more than two (2) business days after such filing, notify BDI and Investor Counsel, if any, of such filing, and shall further notify such holders promptly and confirm such advice in writing as soon as is reasonably practicable after the occurrence of any of the following: (w) when such Registration Statement becomes effective; (x) when any post-effective amendment to such Registration Statement becomes effective; (y) the issuance or threatened issuance by the Commission of any stop order; and (z) (i) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus or (ii) any other Discontinuation Event and shall promptly supplement or amend such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to BDI and Investor Counsel, if any, copies of all such documents proposed to be filed sufficiently in advance of filing to provide BDI and Investor Counsel, if any, with a reasonable opportunity (which, if in connection with any registration in which shares are being sold by the Issuer for its account, shall in any event not be required to exceed 48 hours) to review such documents and comment thereon.

v. Notwithstanding Sections 2(a) and (b):

(A) the Issuer shall not be obligated to file a registration statement relating to a registration request pursuant to Section 2(a) or 2(b) at any time during the six-month period immediately following the effective date of another registration statement filed by the Issuer (other than a registration statement on Form S-4 or Form S-8 or any successor or similar form or a registration that does not provide for an underwritten offering);

(B) the Issuer shall not be obligated to file pursuant to Section 2 more than (x) one registration statement initiated by the Demanding Holders pursuant to Section 2(a) or (y) during any consecutive twelve-month period, more than one registration statement on Form S-3 (or any successor or similar short-form registration statement) initiated by the Demanding Holders pursuant to Section 2(b); and

(C) the Issuer shall not be obligated to file a Demand Registration Statement proposed to cover less than 500,000 shares of Common Stock or a Resale Registration Statement proposed to cover less than 300,000 shares of Common Stock.

vi. State Securities Laws Compliance. The Issuer shall use its reasonable best efforts to (x) register or qualify the Registrable Securities covered by each Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request, (y) register or qualify the Registrable Securities covered by each piggyback registration statement under such securities or “blue sky” laws of such jurisdictions in the United States with respect to which the other securities included in such registration statement are so registered or qualified and (z) take such action necessary to cause such Registrable Securities covered by each Registration Statement or registration statement to be registered with or approved by such other Governmental Authorities as may be necessary by virtue of the business and operations of the Issuer and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement or registration statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Issuer shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(a)(vi) or subject itself to taxation in any such jurisdiction.

vii. Agreements for Disposition. The Issuer shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of the Issuer in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the holders of Registrable Securities included in such Registration Statement. No holder of Registrable Securities included in such Registration Statement shall be required to make any representations or warranties in the underwriting agreement except, with respect to written information relating to such holder that such holder has furnished in writing expressly for inclusion in such Registration Statement, and if applicable, with respect to such holder’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such holder’s material agreements and organizational documents or, if such holder is an individual, such holder’s full legal capacity to enter into such underwriting agreement and title to Registrable Securities and any other customary matters reasonably required by such Underwriters.

viii. Records. With respect to any Demand Registration, the Issuer shall make available for inspection by BDI, subject to a customary confidentiality agreement, to any Investor Counsel and to each Underwriter participating in the disposition pursuant to such Registration Statement and any attorney retained by each such Underwriter, all financial and other records, pertinent corporate documents and properties of the Issuer, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and shall use its reasonable best efforts to cause the Issuer’s (x) officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement and (y) the senior management of the Issuer to participate in any “road show” presentations to investors, in each case in connection with such registration statement.

ix. Opinions and Comfort Letters. The Issuer shall furnish to BDI and Investor Counsel, if any a signed counterpart of (x) any opinion of counsel to the Issuer delivered to any Underwriter including reliance language (or together with a separate reliance letter) for the benefit of holders of Registrable Securities and (y) any comfort letter from the Issuer’s independent public accountants delivered to any Underwriter.

x. Listing. The Issuer shall use its best efforts to cause all Registrable Securities included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Issuer are then listed or designated.

(b) Obligation to Suspend Distribution. Upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 3(a)(iv), or, in the case of a Resale Registration on Form S-3 pursuant to Section 2(b) hereof, upon any suspension by the Issuer, pursuant to a written insider trading compliance program adopted by the Issuer’s Board of Directors, of the ability of all “insiders” covered by such program to effect transactions in the Issuer’s securities because of the existence of material non-public information, each holder of Registrable Securities included in any Registration Statement shall immediately discontinue disposition of such Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until such holder receives the supplemented or amended prospectus contemplated by Section 3(a)(iv) or the restriction on the ability of “insiders” to effect transactions in the Issuer’s securities is removed, as applicable, and, if so directed by the Issuer, each such holder will deliver to the Issuer all copies, other than permanent file copies then in such holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

4. Registration Expenses. All Registration Expenses are the responsibility of the Issuer. All selling commissions applicable to the sale of Registrable Securities, and any fees and disbursements of any counsel to the Investors beyond those included in the Registration Expenses, shall be the responsibility of the Investor.

5. Indemnification.

(a) The Issuer will indemnify and hold harmless, to the fullest extent permitted by law, the Investor and the Investor’s officers, directors and agents, affiliates, advisors, brokers and employees, each person who controls any Seller (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934 (the “Exchange Act”)) and the officers, directors, agents, affiliates, advisors, brokers and employees of any such controlling person, from and against all damages, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in a Registration Statement or piggyback registration statement pursuant to which any of the Registrable Securities are registered for resale, any prospectus or form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent the same are based upon information with respect to the Investor furnished in writing to the Issuer expressly for use therein; provided, however, that the Issuer will not be liable to the Investor or any such other person to the extent that any such damages arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if either (A)(i) the Issuer failed to send or deliver a copy of the prospectus with or prior to the delivery of written confirmation of the sale by the Investor of a Registrable Security to the person to whom the Investor sells such Registrable Security, if such person asserts the claim from which such damages arise and (ii) the prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission or (B) such untrue statement or alleged untrue statement or such omission or alleged omission is corrected in an amendment or supplement to the prospectus previously furnished by or on behalf of the Issuer with copies of the prospectus as so amended or supplemented delivered by the Issuer, and Investor thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the person asserting the claim from which such damages arise; provided, further, however, that the indemnity agreement contained in this Section 5(a) will not apply to amounts paid in settlement of any such damages if such settlement is effected without the consent of the Issuer (which consent will not be unreasonably withheld).

(b) The Investor and its affiliates (which the Investor represents by its execution hereof that it has the ability to bind to the provisions of this Agreement) will indemnify and hold harmless, to the fullest extent permitted by law, the Issuer and its affiliates, the officers, directors and agents, affiliates, advisors, brokers and employees of each of them, each underwriter of securities covered by a Registration Statement or piggyback registration statement, each person who controls any such person or entity (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, agents, affiliates, advisors, brokers and employees of any such underwriter or controlling person, from and against all damages, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement or piggyback registration statement, prospectus or form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent the same are contained in information with respect to such holder furnished in writing to the Issuer by the Investor or any such other person or entity expressly for use therein; provided, however, that the indemnity agreement contained in this Section 5(b) will not apply to amounts paid in settlement of any such damages if such settlement is effected without the consent of Sellers (which consent will not be unreasonably withheld). Notwithstanding the provisions of this Section, the Investor shall not be required to indemnify any person or entity in excess of the amount of the aggregate net proceeds received by the Investor in respect of Registrable Securities in connection with any such registration under the Securities Act.

(c) A party entitled to indemnification hereunder (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) as soon as practicable after such Indemnified Party has knowledge of any claim as to which indemnity may be sought, and the Indemnified Party shall permit the Indemnifying Party (at the expense of such Indemnifying Party) to assume the defense of any third party claim or any litigation with a third party resulting therefrom; provided, however, that the failure by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except and only to the extent that such Indemnifying Party is materially prejudiced by such failure to give notice. If the Indemnifying

Party does not accept the defense of any matter as above provided within 30 days after receipt of the notice from the Indemnified Party described above, the Indemnified Party shall have the right to and shall reasonably and in good faith defend against any such matter at the sole cost of the Indemnifying Party. Furthermore, if the Indemnified Party has been advised in writing by counsel that it may have available to it one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the Indemnifying Party in respect of such claim or any litigation relating thereto, then the Indemnified Party shall be entitled, at the Indemnifying Party’s cost and expense, to separate counsel of its own choosing. In no event shall the Indemnifying Party be responsible for the costs of more than one counsel for the Indemnified Party in any proceeding or series of related proceedings (in addition to a single local counsel in each jurisdiction). Except with the prior consent of the Indemnified Party, no Indemnifying Party, in the defense of any such claim or litigation, shall consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Indemnified Party of a general release from all liability with respect to such claim or litigation. The Indemnifying Party and the Indemnified Party shall reasonably cooperate in the defense of any claim or litigation subject to this Section 5 and the records of each shall be reasonably available to the other with respect to such defense.

6. Miscellaneous.

(a) Compliance. Each Investor by its acquisition of such Registrable Securities covenants and agrees that it (i) will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement or piggyback registration statement and (ii) promptly furnish to the Issuer all information required to be disclosed in the Registration Statement or piggyback registration statement and related prospectus concerning the Investor (including information in order to make the information previously furnished to the Issuer by the Investor not misleading) and any other information regarding the Investor and the distribution of such Registrable Securities as the Issuer may from time to time reasonably request.

(b) Rule 144. The Issuer covenants that it shall file any reports otherwise required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

(c) Discontinued Disposition. Each Investor agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Issuer of the occurrence of a Discontinuation Event (as defined below), it will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until the Investor’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Issuer that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Issuer may provide appropriate stop orders to enforce the provisions of this

Section. For purposes of this Section 6(c), a “Discontinuation Event” shall mean (i) when the Commission notifies the Issuer whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Issuer shall provide true and complete copies thereof and all written responses thereto to each of the Investors); (ii) any request by the Commission or any other Federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information; (iii) the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) the receipt by the Issuer of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) the occurrence of any event or passage of time that makes the financial statements included in such Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or the Issuer’s good faith determination that any such action is otherwise required; and/or (vi) the occurrence or existence of any pending financing or other corporate development that, in the good faith judgment of the Board of Directors of the Issuer (or a duly authorized committee thereof), as confirmed in a certificate executed on behalf of the Issuer by the Chief Executive Officer or Chief Financial, makes it appropriate to suspend the availability of the Registration Statement and the related Prospectus (a “Corporate Development”). The Issuer shall similarly be entitled to defer the filing of a registration statement or withdraw a registration statement on the basis of a Corporate Development. The postponement or withdrawal of a Registration Statement on the basis of a Corporate Development shall not exceed 120 days and no more that one postponement or withdrawal on the basis of a Corporate Development may be effected in any consecutive 12-month period. If the Issuer shall so postpone the filing or effect the withdrawal of the registration statement, BDI shall have the right to withdraw the request for registration by giving written notice to the Issuer within 30 days after receipt of the notice of postponement or withdrawal.

7. Holdback. Each Investor holding Registrable Securities agrees not to effect any public sale or distribution of any Registrable Securities or any securities convertible into or exchangeable or exercisable for Registrable Securities, if and to the extent requested by the managing Underwriter with respect to any registration statement filed by the Issuer (except to the extent such Investor is entitled to include Registrable Securities therein pursuant to the terms hereof), for a period beginning on the effective date of such registration statement (or such earlier date as may be required by applicable law) and ending on the day requested by such managing underwriter without the written consent of such managing underwriter; provided that (i) such period shall not extend beyond the 120th day after such effective date, (ii) each director and executive officer and, to the extent within the reasonable control of the Issuer, each 5% stockholder of the Issuer shall be bound by the same restriction and (iii) each such Investor has received written notice of such registration at least five trading days prior to the anticipated beginning of the period referred to above.

8. Amendments and Waivers. Provisions of this Agreement may be amended only with the written consent of the Issuer and BDI. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

9. Notices. All notices and other communications required or permitted hereunder shall be provided and become effective as set forth in Section 12 of the Warrant.

10. Assignment. All or any portion of the rights under this Agreement shall be automatically assignable by an Investor holding such rights to any transferee, assignee or participant (as the case may be) of all or any portion of the Warrant or any Registrable Securities if: (i) the Investor agrees in writing with such transferee, assignee or participant (as the case may be) to assign all or any portion of such rights, and a copy of such agreement is furnished to the Issuer within a reasonable time after such transferee, assignee or participant (as the case may be); (ii) the Issuer is, within a reasonable time after such transfer, assignment or participation (as the case may be), furnished with written notice of (a) the name and address of such transferee, assignee or participant (as the case may be), and (b) the securities with respect to which such registration rights are being assigned; (iii) the transferee, assignee or participant (as the case may be) agrees in writing with the Issuer to be bound by all of the provisions contained herein; and (iv) the transferee acquires beneficial ownership of at least 200,000 shares of Common Stock.

11. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

12. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND

AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

13. Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

14. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

15. Expiration. The registration rights contained in Section 2 of this Agreement shall expire on the sixth anniversary of the date hereof and the Company may withdraw any registration statement then in effect pursuant hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first set forth above.

COMSTOCK HOMEBUILDING COMPANIES, INC.

By:	/s/ Joseph M. Squeri
Name:	Joseph M. Squeri
Title:	Chief Financial Officer

BRIDGECOM DEVELOPMENT I, LLC, a Delaware limited liability company

By:	BridgeCom Loans, LLC, a Delaware limited liability company, its Managing Member

By:	SunBridge Manager, LLC, a Delaware limited liability company, its Managing Member

By:	/s/ Charles A. Ledsinger, Jr.
Charles A. Ledsinger, Jr.
President

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